UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2006 (March 2, 2006)
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                            JER Investors Trust Inc.
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               (Exact Name of Registrant as Specified in Charter)

  Maryland                      001-32564                     75-3152779
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(State or other           (Commission File Number)          (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)

           1650 Tysons Boulevard, Suite 1600, McLean, VA          22101
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              (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code   (703) 714-8000
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                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

         On March 2, 2006, JER Investors Trust Inc. (the "Registrant") announced its results of operations for the fourth quarter and year ended December 31, 2005. A copy of the related press release is attached hereto as
Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

         (c) Exhibits

             99.1 Press Release, dated March 2, 2006, issued by JER Investors Trust Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    JER Investors Trust Inc.
                                                    ------------------------
                                                    (Registrant)


Date:  March 2, 2006                           By:  /s/ Daniel T. Ward
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                                                    Name:  Daniel T. Ward
                                                    Title: Secretary

                                 EXHIBIT INDEX

Exhibit No.       Description
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  99.1            Press Release, dated March 2, 2006, issued by JER Investors
                  Trust Inc.